UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2017

UNITED STATES CELLULAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-09712	62-1147325
(State or other jurisdiction of	(Commission	(I.R.S. Employer Identification No.)
incorporation or organization)	File Number)

8410 West Bryn Mawr, Chicago, Illinois 60631
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (773) 399-8900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to Item 5.02(e) of Form 8-K, United States Cellular Corporation (“U.S. Cellular”) is filing this Form 8-K to report the amount of bonuses paid to its named executive officers in 2017 with respect to 2016 performance.

Officers are not entitled to any bonus unless and until paid.

In accordance with Instruction 4 of Item 5.02, the below persons include the persons who were identified as named executive officers in U.S. Cellular’s most recent proxy statement filing with the Securities and Exchange Commission on April 12, 2016, and who will continue to be named executive officers in the 2017 proxy statement.

The following amounts of bonuses were paid on March 9, 2017 relating to 2016 performance to the below persons:

	Kenneth R. Meyers	Steven T. Campbell	Jay M. Ellison	Michael S. Irizarry	Deirdre C. Drake
Bonus Paid in 2017 for 2016 Performance	$1,007,200	$490,000	$550,000	$465,000	$274,000

The above shows the entire amount of the bonus paid, whether or not some or all of such bonus has been deferred and whether or not some portion of such amount will be reported as non-equity incentive plan compensation in the 2017 proxy statement.

U.S. Cellular established guidelines and procedures for awarding bonuses to the President and CEO, Kenneth R. Meyers.  These guidelines and procedures were filed by U.S. Cellular as Exhibit 10.2 to U.S. Cellular's Form 8-K dated August 19, 2014.

The above bonus payments to the other named executive officers were made pursuant to the U.S. Cellular 2016 Executive Officer Annual Incentive Plan, as approved both by U.S. Cellular’s Chairman and by U.S. Cellular’s President and Chief Executive Officer.  Neither the Chairman nor the President and Chief Executive Officer participate in such plan.  A copy of this plan was filed with the SEC as Exhibit 10.1 to U.S. Cellular’s Form 8-K dated June 7, 2016.  This plan provides that adjustments to the plan may be made by the Chairman. The above bonus payments on March 9, 2017 reflect adjustments to the targets for performance measures as approved by the Chairman that were made to the plan.

The following are the final targets and performance measures that were considered for purposes of determining the bonus amounts for the named executive officers other than Mr. Meyers:

Performance Measures	Component Weighting	Overall Plan Weighting
Consolidated Total Revenues	35%	21%
Consolidated Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization	30%	18%
Consolidated Capital Expenditures	20%	12%
Customer Engagement	10%	6%
Network Perception	5%	3%
Company Performance		60%
Chairman Assessment on Strategic Initiatives		10%
Individual Performance		30%
Total		100%

The bonus payments to the named executive officers other than Mr. Meyers under this plan reflect U.S. Cellular’s company performance in 2016 of 130.7% and individual performance and other factors, as set forth in this plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES CELLULAR CORPORATION
(Registrant)

Date:	March 14, 2017	By:	/s/ Steven T. Campbell
Steven T. Campbell
Executive Vice President - Finance,
Chief Financial Officer and Treasurer
(principal financial officer)